                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          PACIFIC INNOVATIONS TRUST
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               (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

PACIFIC LIFE INSURANCE COMPANY

                                                               November 23, 1998

Dear Variable Contract Owner:

We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of the Shareholders (the "Meeting") of the Managed Bond Fund (the "Fund") of the Pacific Innovations Trust (the "Trust"), along with a voting instruction/proxy card.

The Meeting is scheduled to be held at 9:00 a.m. Eastern Standard Time, on December 29, 1998 at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as owner of a Pacific Innovations variable annuity contract ("Contract") having an interest in the Fund. As all or part of your Contract value was allocated to the Managed Bond Subaccount on the record date, November 4, 1998, you are entitled to receive information and provide voting instructions to Pacific Life Insurance Company ("Pacific Life") on issues placed before the shareholders of the Fund. You can give voting instructions to Pacific Life based on the number of Fund shares in which you had an interest on the record date, which are shown on the enclosed voting instruction/proxy.

The purpose of the Meeting is to seek your approval of a new sub-advisory agreement between Bank of America National Trust and Savings Association, ("Bank of America"), the Fund's adviser, and Scudder Kemper Investments, Inc.("Scudder Kemper"). Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper, has combined its businesses with the financial services businesses of B.A.T Industries plc. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. The foregoing is referred to as the "Transaction".

Consummation of the Transaction constituted an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund's former sub-advisory agreement with Scudder Kemper. As required by the 1940 Act, the former sub-advisory agreement, under its terms, automatically terminated in the event of its assignment. A new sub-advisory agreement between Bank of America and Scudder Kemper is being proposed for approval by shareholders of the Fund. The new sub-advisory agreement for the Fund is on the same terms in all material respects as the former sub-advisory agreement. The only change is the effective date.

The Board of the Trust has voted unanimously to approve the new sub-advisory agreement and to recommend its approval to shareholders. This proposal is described in more detail in the enclosed Proxy Statement.

Pacific Life will vote shares of the Fund held by the Managed Bond Subaccount according to instructions received from Contract owners having an interest in the Fund. If you don't give voting instructions to Pacific Life, the shares in which you have an interest will be voted in proportion to the responses received from other Contract owners having an interest in the Fund. As provided in the proxy statement, the Fund's shares owned by Pacific Life's subsidiary will also be voted in proportion to the vote by Contract owners.

Please complete and return the voting instruction/proxy card in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also give voting instructions in person at the Special Meeting of Shareholders. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton
Chairman of the Board and Chief Executive Officer

PACIFIC INNOVATIONS TRUST
MANAGED BOND FUND

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
DECEMBER 29, 1998


November 23, 1998

To the Shareholders:

You are invited to attend a Special Meeting (the "Meeting") of the shareholders of the Managed Bond Fund (the "Fund") of the Pacific Innovations Trust, a Delaware Business Trust. The meeting will be held at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, on Tuesday, December 29, 1998, at 9:00 a.m., Eastern Standard Time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

     1. To consider approval of a new sub-advisory agreement between Bank of America National Trust and Savings Association, the Fund's adviser, and Scudder Kemper Investments, Inc.

The Board of Trustees of the Fund has fixed the close of business on November 4, 1998 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share held.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING
INSTRUCTION/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTION/PROXY PROMPTLY.

Cathy G. O'Kelly
Secretary

                          PACIFIC INNOVATIONS TRUST
                              MANAGED BOND FUND
                            400 BELLEVUE PARKWAY
                         WILMINGTON, DELAWARE 19809


                               PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Managed Bond Fund (the "Fund") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"), of proxies to be voted at the Special Meeting of Shareholders of the Fund to be held on Tuesday, December 29, 1998, and any and all adjournments thereof (the "Meeting"). The date of the first mailing of the Notice, Proxy Statement and the accompanying voting instruction/proxy card will be on or about November 23, 1998.

            PROPOSAL 1:  APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

Since the inception of the Fund, Bank of America National Trust and Savings Association ("Bank of America" and the "Manager") or an affiliate, has provided investment advisory and administrative services to the Fund and acted as manager and adviser to the Fund. Scudder Kemper Investments, Inc. ("Scudder Kemper" and the "Sub-Adviser"), or its predecessor, has provided sub-investment advisory services to the Fund pursuant to a sub-advisory agreement with Bank of America. As described below, a transaction involving the majority owner of Scudder Kemper may have resulted in a change of control of Scudder Kemper and, therefore, a termination of the sub-advisory agreement. Accordingly, shareholders of the Fund are being asked to approve a new sub-advisory agreement.

The Zurich-B.A.T Transaction. On December 22, 1997, Zurich Insurance Company ("Zurich") and B.A.T Industries plc ("B.A.T") entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T (the "Zurich-B.A.T Transaction" or the "Transaction"). On October 12, 1997, Zurich and B.A.T confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich plc, which held B.A.T's financial services businesses.

Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich plc contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich plc) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                          [FLOW CHART APPEARS HERE]





Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich plc and Zurich Financial Services.

The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich plc also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich plc will have identical membership.

Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich plc shareholders in the event of a takeover bid for either company.

The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Sub-Adviser") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

Consummation of the Transaction may be deemed to have constituted an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the sub-advisory agreement with Scudder Kemper dated December 31, 1997 (the "Former Sub-Advisory Agreement"). As required by the 1940 Act, the Former Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. Accordingly, a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Bank of America and Scudder Kemper was approved by the Board and is now being proposed for approval by shareholders of the Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission ("SEC" or the "Commission"), permitting it to implement, without prior shareholder approval, the New Sub-Advisory Agreement for a period up to 150 days after the consummation of the Transaction. A copy of the form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. THE NEW SUB-ADVISORY AGREEMENT FOR THE FUND IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE FORMER SUB-ADVISORY AGREEMENT. The material terms of the Former Sub-Advisory Agreement are described under "Description of the Former Sub-Advisory Agreement" below.

Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this proxy statement, means: the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

BOARD OF TRUSTEES RECOMMENDATION

On September 2, 1998, the Board, including Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940 Act)
("Non-interested Trustees") of any such party, voted unanimously to approve the New Sub-Advisory Agreement and to recommend its approval to shareholders.

For information about the Board's deliberations and the reasons for its recommendations, please see "Board of Trustees Evaluation" below.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

BOARD OF TRUSTEES EVALUATION

On September 2, 1998, the Board convened in person to consider the Transaction contemplated by the Zurich-B.A.T Transaction and the advisability of the New Sub-Advisory Agreement with Scudder Kemper. At this time, Scudder Kemper represented to the Board that: the Transaction will have no effect on the operational management of the Fund; the Transaction will not result in any significant changes in the management or operations of Scudder Kemper; the Transaction will not result in any changes in the portfolio managers of the Fund; there will not be any increases in the advisory fees or any change in any other provision, other than the term, of the sub-advisory agreement as a result of the Transaction; the Transaction will not adversely affect Scudder Kemper's financial condition; and the Transaction should expand Scudder Kemper's global asset management capabilities and enhance the Sub-Adviser's research capabilities, particularly with respect to the United Kingdom and Europe. The Board also noted Zurich's representation that any tobacco-related liability connected with B.A.T's tobacco business should not adversely affect Zurich or Scudder Kemper and the services Scudder Kemper provides to the Fund. (See "Corporate Governance" above). Scudder Kemper also furnished the Board additional information regarding the proposed Transaction, including information regarding the terms of the proposed Transaction and the new Zurich organization. In reviewing the terms of the New Sub-Advisory Agreement, the Board was advised by the Fund's independent counsel.

The Board was advised that Scudder Kemper will use its commercially reasonable efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or its successor. The Board is currently in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel to the Trust.

In evaluating the Transaction and its effect on the Fund, the Board considered
(i) the assurances of Scudder Kemper that the Transaction should not affect Scudder Kemper's ability to deliver the level of services currently provided to the Fund and its shareholders and fulfill its obligations under the New Sub-Advisory Agreement consistent with current practices, (ii) the undertaking by Scudder Kemper that no unfair burden would be imposed upon the Fund as a result of the Transaction, and (iii) that the New Sub-Advisory Agreement for the Fund, including the terms relating to the services to be provided to, and the fees and expenses payable by, the Fund, is on the same terms in all material respects as the Former Sub-Advisory Agreement. The Board also took into consideration the fact that it had within the past year considered the Former Sub-Advisory Agreement and that the New Sub-Advisory Agreement would not have an initial term extending beyond that of the Former Sub-Advisory Agreement.

SUB-ADVISER

Scudder Kemper, which resulted from the combination (the "Scudder-Zurich Transaction") of the businesses of Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Kemper Investments, Inc. ("Kemper"), an indirect subsidiary of Zurich, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of Scudder Kemper, with the balance owned by the Sub-Adviser's officers and employees.

As stated above, Scudder Kemper is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder+ is a Director of the Sub-Adviser. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of Scudder Kemper, the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The principal occupations of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services, the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services.

The outstanding voting securities of Scudder Kemper are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Sub-Adviser's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Sub-Adviser, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution


______________________
     (*)Mythenquai 2, Zurich Switzerland.
     (#)345 Park Avenue, New York, New York.
     (+)1400 American Lane, Schaumburg, Illinois

Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Sub-Adviser.

Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Sub-Adviser consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

The Security Holders Agreement require the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

Directors, officers and employees of Scudder Kemper, from time to time, may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

Exhibit B sets forth the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund.

DESCRIPTION OF THE FORMER SUB-ADVISORY AGREEMENT

Under the Former Sub-Advisory Agreement, Scudder provides the Fund with a continuous investment program. The Former Sub-Advisory Agreement provides that the Sub-Adviser, subject to the control of the Manager and the Board, provides research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Fund. The Sub-Adviser also determines, from time to time, what securities and other investments will be purchased, retained or sold by the Fund in accordance with the investment criteria and policies of the Fund.

In return for the services provided by the Sub-Adviser under the Former Sub-Advisory Agreement, the Sub-Adviser is entitled to receive fees from the Manager equal on an annual basis to .20% of the Fund's average daily net assets for the first $25 million, .15% of the next $25 million, and .10% of the average daily net assets in excess of $50 million. The Former Sub-Advisory Agreement specifically provides that the Sub-Adviser's sole recourse for payment of the Sub-Adviser's fees shall be to the Manager. For its services to the Fund, the Manager receives a monthly fee which is equal, on an annual basis, to .37% of the average daily net assets of the Fund.

Bank of America and Pacific Life Insurance Company ("Pacific Life"), which provides support services to the Fund and acts as the Fund's transfer agent, have voluntarily agreed to waive fees and reimburse Fund operating expenses to ensure that the operating expenses for the Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed .75% of the average net assets of the Fund on an annual basis, as more fully described in the Fund's prospectus. The Former Sub-Advisory Agreement provides that the Sub-Adviser agrees to waive or reduce any sub-advisory fees in the event that the Manager reduces or waives all or a part of the management fee to the Manager under the Management Agreement, in order to permit the Fund to meet its initial target expense ratio of .75%.

The Former Sub-Advisory Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board, by the Manager or by the Sub-Adviser, and automatically terminates in the event of its assignment or in the event that the Management Agreement is terminated.

The Former Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except that the Sub-Adviser is liable to the Fund for any loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

Scudder Kemper or its predecessor has acted as the Sub-Adviser for the Fund since its inception. The Former Sub-Advisory Agreement is dated December 31, 1997, and was last approved by the Board on July 21, 1997 and by the shareholders of the Fund on November 24, 1997.

THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is dated September 7, 1998. Under its terms, the New Sub-Advisory Agreement will continue in effect until February 27, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the non-interested Trustees, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement was approved by the Board on September 2, 1998 and became effective, contingent upon shareholder approval, as of September 7, 1998. Subsequently, the merger between Bank of America and NationsBank Corporation was closed, which caused the sub-advisory agreement with Scudder Kemper to automatically terminate. At a meeting on June 26, 1998, shareholders had previously approved a sub-advisory agreement with Scudder Kemper to become effective upon the merger between Bank of America and NationsBank Corporation. This current sub-advisory agreement became effective October 1, 1998. Finally, at a meeting held on October 27, 1998, the Board approved the continuation of the current sub-advisory agreement until October 31, 1999. In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement, the current sub-advisory agreement will terminate. In such event, the Board will take such action as it deems to be in the best interest of the Fund and its shareholders.

DIFFERENCES BETWEEN THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreement is the same as the Former Sub-Advisory Agreement in all material respects. The only change that has been made is to modify the effective date.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

To the maximum extent feasible, Scudder Kemper, places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

GENERAL

The cost of preparing, printing and mailing the enclosed voting instruction/proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich. In addition to solicitation by mail, certain officers and representatives of the Fund, officers, employees or agents of Scudder Kemper, Bank of America and Pacific Life and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Should shareholders require additional information regarding the voting instruction/proxy or replacement voting instruction/proxy, they may contact Pacific Life toll-free at 1-800-772-5558. Any voting instruction/proxy given by a shareholder is revocable as described above.

THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION INCLUDING INVESTMENT RESULTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT SEMI- ANNUAL REPORT FOR THE FUND WITHOUT CHARGE BY CALLING 1-800-722-5558 OR BY WRITING THE FUND, C/O PACIFIC LIFE, P.O. BOX 7187, PASADENA, CALIFORNIA, 91109-7187.

VOTING INFORMATION

Voting instructions/proxies are being solicited by the Board for use at the Meeting. The shares of the Fund are offered as an investment medium for variable annuity contracts offered by Pacific Life. For contract owners having account values invested in the Fund, Separate Account B of Pacific Life is the owner of the shares, but is soliciting voting instructions from contract owners as to how such shares should be voted. All properly executed voting instructions/proxies received in time for the Meeting will be voted by Pacific Life as specified in the voting instruction/proxy or, if no specification is made, in favor of the proposal referred to in the proxy statement. Consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, Pacific Life will vote shares held by its general account, its separate account and any of its subsidiaries on the proposal to be considered at the Meeting in proportion to the timely voting instructions it receives from contract owners. Voting instructions/proxies may be revoked at any time by (a) submitting a subsequently dated voting instruction/proxy or (b) by revoking in person at the time of the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through Pacific Life.

The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

The Board of the Trust has fixed the close of business on November 4, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of November 4, 1998, ___________ shares of the Fund were issued and outstanding.

As of November 4, 1998, the trustees and officers of the Trust did not beneficially own any shares of the Fund. The following table sets forth the holding of the shares of the Fund as of November 4, 1998, of each person known to own, control, or hold with power to vote 5 percent or more of the Fund's outstanding voting securities:


                                                       % of Shares
                     Name                Shares Owned  Outstanding
                     ----                ------------  -----------
        Pacific Financial Asset
        Management LLP (a subsidiary
        of Pacific Life)

        Pacific Managed Bond Subaccount

Pacific Life is located at 700 Newport Center Drive, Newport Beach, California, 92660. Bank of America, the Fund's adviser, is located at 555 California Street, San Francisco, California, 94104. Scudder Kemper, the Fund's sub-adviser, is headquartered at 345 Park Avenue, New York, New York, 10154. The Fund's distributor, Provident Distributors, Inc., is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania, 19428. The Fund's sub-administrator, PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

PROPOSALS OF SHAREHOLDERS

As a Delaware business trust, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting can not be provided. A shareholder wishing to submit a proposal for inclusion in the proxy solicitation for a special meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside the process of Rule 14a-8 must submit such notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The timely submission of any proposal, however, does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the voting instruction/proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment of the best interests of shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS/PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees

Cathy G. O'Kelly
Secretary

                                                                       Exhibit A

                       FORM OF SUB-ADVISORY AGREEMENT
                    Pacific Innovations Managed Bond Fund

     AGREEMENT, made as of September 7, 1998 between Bank of America National Trust and Savings Association, a national banking association (hereinafter called the "Manager"), and Scudder Kemper Investments, Inc., a New York Corporation (hereinafter called the "Sub-Adviser").

     WHEREAS, the Pacific Innovations Managed Bond Fund (hereinafter called the "Fund"), is a series of Pacific Innovations Trust, a Delaware business trust (the "Trust"), in an open-end, management investment company organized as a business trust under the laws of the State of Delaware; and

     WHEREAS, pursuant to Management Agreement of even date herewith (hereinafter called the "Management Agreement") by and between the Trust and the Manager, the Manager has agreed to furnish investment management services to the Fund; and

     WHEREAS, the Management Agreement specifically authorizes the Manager and sub-contract investment advisory services on behalf of the Fund to the Sub-Adviser pursuant to a sub-advisory agreement agreeable to the Trust and approved in accordance with the provisions of the Declaration of Trust and Bylaws of the Trust; and

     WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT.

     The Manager hereby appoints the Sub-Adviser to act as sub-investment adviser with respect to the investment portfolio of the Fund for the period and on the terms set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. SERVICES OF SUB-ADVISER.

     Subject to the oversight and supervision of the Manager and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established form time to time for the Fund by the Manager, the investment objective, policies and restrictions as stated in the Fund's current Prospectus with respect to the Fund, and resolutions of the Trust's Board of Trustees. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will maintain all books and records regarding the securities transactions with respect to the Fund, keep books of account with respect to the Fund and supply the Trust and its Board of Trustees with reports, statistical data and economic information as reasonably requested.

     3. OTHER COVENANTS.

     The Sub-Adviser agrees that it:

          (a) will conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing services under this Agreement as it uses in providing services to other investment funds for which it has investment responsibilities;

          (c) will place orders pursuant to its investment determinations with respect to the Fund with brokers or dealers reasonably acceptable to the Manager including its broker-dealer affiliate Scudder Investor Services, Inc. or any successor to it. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available to any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if any, both the for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the U.S. Securities Exchange Act of 1934 (as amended), provided with respect to the Fund or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Manager and the Fund's Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction with respect to the Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser, or Provident Distributors, Inc. (or any of its affiliates) acting as principal or broker, except to the extent permitted by law. In executing portfolio transactions with respect to the Fund, the Sub-Adviser may, but is not obligated to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's currently effective Prospectus. In such event the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

          (d) When the Sub-Adviser makes investment recommendations with respect to the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the account of the Fund are customers of its, or any of its affiliates' other departments.

          (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior or present Fund interest holders ("Investors") or those persons or entities who respond to inquiries concerning investment in the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust except after prior notification to an approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Fund, to the extent permitted by applicable law.

          (f) Will not purchase any securities from or sell any securities to or engage in any financial transactions with the Manager or any of its affiliates on behalf of the Fund. Nothing in this subsection shall in any way prohibit the Sub-Adviser or any of its affiliates from purchasing securities from, selling securities to or engaging in any other financial transactions with the Manager or any of its affiliates on behalf of any other accounts managed by the Sub-Adviser or for the Sub-Adviser's own account.

          (g) Will provide the information set forth on Appendix A attached hereto.

     4. SERVICES NOT EXCLUSIVE.

     The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed their agent.

     5. BOOKS AND RECORDS.

     The Sub-Adviser hereby agrees that all records that it maintains with respect to the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. The Sub-Adviser further agrees to maintain and to preserve the information required pursuant to and for the periods prescribed by Rule 31a-1 and Rule 31a-2, respectively under the U.S. Investment Company Act of 1940 (the "1940 Act").

     6. EXPENSES.

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or spreads and other transaction costs, if any) purchased or sold with respect to the Fund.

     7. COMPENSATION.

     For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation therefor, a fee, computed daily and payable monthly (in arrears), at the following annual rates based upon the total net assets of the Fund as follows:



           Fund Assets                   Rate of Sub-Advisory Fee
           -----------                   ------------------------
     0 -- $25 million                             0.20%

     in excess of $25
     million up to and
     including $50 million                        0.15%

     in excess of $50 million                      .10%

     The Sub-Adviser acknowledges that it shall not be entitled to any further compensation from the Manager in respect of the services provided and expenses assumed by it under this Agreement. The Sub-Adviser's fees hereunder, and the Sub-Adviser's sold recourse for payment of such fees shall be to the Manager.

     8. REDUCTION OF FEES.

     The Manager and Sub-Adviser hereby agree that the fees of the Sub-Adviser pursuant to this Agreement shall be subject to reduction or waiver in the event that the Manager reduces or waives all or a portion of the Management fee otherwise due to the Manager pursuant to the Management Agreement in order to permit the Fund to meet its initial target expense ratio of 0.75 of 1%. To the extent Fund meets its initial target expense ratio including partial or full Management fees, the Sub-Adviser shall not be required to waive fees in order for the Fund to maintain expenses below the target expense ratio. Such reduction or waiver shall be effective with respect to the Sub-Advisory fee due hereunder upon thirty (30) days' written notice (or facsimile) by the Manager to the Sub-Adviser. All such reductions of the Management fee pursuant to notice as provided herein shall be shared by and assessed against the Manager and the Sub-Adviser equally rather than pro rata. Nothing in this section 8 shall be interpreted to limit the ability of the Manager and the Sub-Adviser to voluntarily and immediately waive or reduce any portion of their respective fees nor shall any such voluntary and immediate fee reduction or waiver be construed as a waiver by the Sub-Adviser of the notice provision in any further fee reductions or waivers as provided for herein.

     9. LIMITATION OF LIABILITY.

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable shall be liable to the Fund for any loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges and agrees that the performance of this Agreement is for the benefit of the Fund, that the Sub-Adviser is therefore directly liable and responsible to the Fund for the performance of its obligations hereunder, and that the Fund may enforce in its own name and for itself such liability and responsibility.

     10. DURATION AND TERMINATION.

     This Agreement will become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect until February 27, 1999. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods ending on February 27, provided such continuance is specifically approved at least annually by the vote of a majority of the Trust's Board of Trustees at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by the Trust (by vote of the Trust's Board of Trustees) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Trust, provided that in each such case, notice shall be given simultaneously to the Manager. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Management Agreement for any reason (whether by the Trust, by the Manager or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Management Agreement. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the term "assignment" shall have the same meaning as such term has in the 1940 Act.)

     11. AMENDMENT TO THIS AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Trust's Trustees.

     12. MISCELLANEOUS.

     The captions of this Agreement are included for convenience of reference only and in no may define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and shall be governed by the internal laws, and not the law of conflicts, of the State of California, provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Manager's Act of 1940, as amended, any rule or regulation of the U.S. Securities and Exchange Commission thereunder.

     13. NAMES.

     The names "Fund," "Trust" and the "Board of Trustees," refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, dated September 25, 1996, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other instrument or undertaking of the Trust made by the Trustees or by an officer, employee or agent of the Trust, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION                    SCUDDER KEMPER INVESTMENTS, INC.

By:                                    By:
   --------------------------------       -------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------

                                 APPENDIX A
                          TO SUB-ADVISORY AGREEMENT

1. On at least a monthly basis, the Sub-Adviser will provide to the Manager within 15 days of the end of the month the following:


     -    a current schedule of all portfolio securities held by the Fund;

     - a schedule of all securities sold by the Fund during the previous month;

     - a schedule of brokerage commissions or other dealer concessions paid during the previous month and the broker or dealer to whom such benefit flowed;

     - a schedule and description of all repurchase transactions and reverse repurchase transactions during the previous month and the counterparties to such transactions;

     - a description of the current strategies and tactics to be employed by the Sub-Adviser on behalf of the Fund; and

     - a copy of the Sub-Adviser's monthly review of the Fund's performance against its benchmark.


2. On a periodic basis the Manager may request and the Sub-Adviser shall deliver to the Manager within a period of time that is reasonable depending upon the information requested the following:


     -    trade tickets evidencing securities trades on behalf of the Fund;


     - copies of credit files regarding the issuers of portfolio securities held by the Fund;

     - a description, including any identification numbers similar to CUSIP, and dealer through which such security was purchased on behalf of the Fund; and

     - a description including any identification numbers similar to CUSIP and dealer through which such security was purchased/sold on behalf of the Fund.

                                                                       Exhibit B



                       COMPARABLE INVESTMENT COMPANIES
                         ADVISED BY THE SUB-ADVISER


     As of ____________ ___, 1998 the Sub-Adviser or an affiliate managed in excess of $_____ billion in assets for individuals, funds and other organizations. The following are open- and closed-end funds with investment objectives similar to the Fund, for whom the Sub-Adviser provided advisory services:


                         TOTAL NET
                       ASSETS AS OF             ADVISORY COMPENSATION
                   ___________ ___, 1998   ON AN ANNUAL BASIS BASED ON THE
      NAME             (000 OMITTED)      VALUE OF AVERAGE DAILY NET ASSETS
      ----         ---------------------  ---------------------------------
AARP High Quality                         .35% up to $2 billion
Bond Fund                                 .33% on next $2 billion

                            VOTING INSTRUCTION/PROXY

                           PACIFIC INNOVATIONS TRUST

                               MANAGED BOND FUND

The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life, on behalf of the separate account to vote the shares of the Managed Bond Fund of the Pacific Innovations Trust (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund to be held at 9:00 a.m., Eastern Standard Time, on December 29, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington Delaware and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life upon any such matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTIONS IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the following proposal. Please vote by checking your response.

1. To approve a new subadvisory agreement between Bank of America National Trust and Savings Association, the Fund's adviser and Scudder Kemper Investments, Inc.

                FOR                 AGAINST                 ABSTAIN
    -----------         -----------             -----------

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract              Shares            Receipt of the Notice of Meeting
                                        and Proxy Statement is hereby
                                        acknowledged:

                                        Dated:                       ,1998
                                              ----------------------

                                        ----------------------------------

                                        ----------------------------------
                                         Signature(s) of Contract owners(s)

All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer of a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION AND RETURN IN THE ENCLOSED ENVELOPE PROMPTLY.